UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): March 14, 2007

EASY GROUPS LIMITED
(Exact name of Registrant as specified in its charter)

Nevada	000-28339	84-1398342
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

4039 South Higland Drive
Salt Lake City, Utah	84124

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (801) 536-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On March 13, 2007 Easy Groups Limited (the “Company”) accepted the resignation of HJ & Associates, L.L.C. (“HJ”) as the Company's independent registered public accounting firm. The Company engaged HJ to audit its financial statements for the years ended September 30, 2003 and 2002. The resignation of HJ was accepted and ratified by the Company’s Board of Directors. The report by HJ on the financial statements of the Company for the year ended September 30, 2003 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principle except that HJ included I their report an explanatory paragraph as to the Company’s ability to continue as a going concern.

While HJ was engaged by the Company, there were no disagreements with HJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure with respect to the Company, which disagreements if not resolved to the satisfaction of HJ would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Company's financial statements for the fiscal year ended September 30, 2003.

Since the issuance of HJ’s audit report on May 4, 2004 relating to the fiscal year ended September 30, 2003, the Company had no contact with HJ up to February 1, 2007 to request their consent to the use of their audit report in the preparation and filing of a Form 10-KSB for the year ended September 30, 2004.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

By a letter dated March 13, 2007, HJ notified the Company of two matters of non-reliance related to 10-QSB quarterly filings made by the Company on January 17, 2007. Specifically, HJ indicated that 1) the discontinued operations of a previous operating entity of the Company had not been properly reflected in the financial statements included with those quarterly filings, and 2) the financial statements included with those quarterly filings had not been reviewed by the Company’s independent registered public accounting firm. Please see the non-reliance letter dated March 13, 2007, form HJ to the Company, attached as Exhibit 17.1 hereto.

The Company is in the process of addressing and resolving those items of non-reliance along with retaining a new independent registered public accounting firm.

The Company provided HJ with a copy of the disclosures to be included in Item 4.01 and 4.02 of this Current Report on Form 8-K and requested that HJ furnish the Company with a letter addressed to the Commission stating whether or not HJ agrees with the foregoing statements. A copy of the letter from HJ to the Commission, dated March 26, 2007, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter from HJ & Associates, LLC to the Commission dated March 26, 2007

17.1	Letter of Non-Reliance from HJ & Associates, LLC to the Company dated March 13, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASY GROUPS LIMITED
(Registrant)

Date: March 26, 2007	By:	/s/ Reed Benson
Reed Benson, President
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